UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2005

BRIGGS & STRATTON CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin 53222

(Address of Principal Executive Offices)     (Zip Code)

Registrant’s telephone number, including area code (414) 259-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Agreement with Todd J. Teske. As described in Item 5.02 below, effective September 1, 2005, in connection with Mr. Todd J. Teske’s appointment as Executive Vice President & Chief Operating Officer of Briggs & Stratton Corporation (the “Corporation”), Mr. Teske’s annual salary was increased to $450,000.  The terms of Mr. Teske’s employment agreement are discussed in Item 5.02 below and are incorporated herein by reference.

Amendment of Economic Value Added Incentive Compensation Plan.  In connection with Mr. Teske’s appointment as Executive Vice President & Chief Operating Officer, the Compensation Committee of the Board of Directors of the Corporation amended the Economic Value Added Incentive Compensation Plan on August 9, 2005 to add a Target Incentive Award for the Chief Operating Officer of 80% of Base Salary.

Amendment of Premium Option and Stock Award Program.  On August 9, 2005, the  Compensation  Committee of the Board of Directors of the Corporation approved amendments to the Premium Option and Stock Award Program (the “Executive Program”) to provide for the award of deferred stock to senior executives of the Corporation.

The Executive Program was adopted by the Compensation Committee on April 20, 2004 for fiscal year 2005 and subsequent years pursuant to the Corporation’s amended and restated Incentive Compensation Plan.  The Incentive Compensation Plan was approved by shareholders at the 2004 annual meeting of shareholders.  The Incentive Compensation Plan permits the issuance of up to 8,000,000 shares of Corporation common stock.  Among other awards, the Incentive Compensation Plan approved by the shareholders allows for the granting of restricted stock awards, deferred stock awards and stock options.

A copy of the Executive Program, as amended, is attached to this Form 8-K as Exhibit 10.1, and is incorporated herein by reference.

ITEM 5.02.   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(c) Appointment of Principal Officers. On August 10, 2005, the Board of Directors of the Corporation appointed Todd J. Teske as Executive Vice President & Chief Operating Officer of the Corporation effective September 1, 2005.

Mr. Teske served as Senior Vice President and President – Briggs & Stratton Power Products Group, LLC from September 2003 through August 2005, Vice President and President – Briggs & Stratton Power Products Group, LLC from February 2003 through August 2003, Vice President – Corporate Development from March 2001 through January 2003, and Controller from October 1998 through February 2001.  Mr. Teske is 40 years old.

Mr. Teske has a two–year employment agreement with the Corporation and an annual salary of $450,000 in his new position. The agreement automatically extends for an additional year upon each anniversary date unless either party gives a 30–day notice prior to the anniversary date that the agreement will not be renewed. Under the agreement, Mr. Teske agrees to perform the duties currently being performed in addition to other duties that may be assigned from time to time. The Corporation agrees to pay Mr. Teske a salary of not less than that of the previous year and to provide fringe benefits that are provided to all other salaried employees of the Corporation in comparable positions. In the event of a termination other than for cause, Mr. Teske’s salary and fringe benefits (but not bonus or long-term incentive compensation) are continued for the remaining term of the agreement. The foregoing description of the form of employment agreement between the Corporation and its executive officers does not purport to be complete and is qualified in its entirety by reference to the form of employment agreement, which is attached as Exhibit 10.2 hereto, and is incorporated herein by reference.

Mr. Teske and the Corporation have also executed a change in control employment agreement. This agreement ensures Mr. Teske’s continued employment following a “change in control” on a basis equivalent to his employment immediately prior to such change in terms of position, duties, compensation and benefits, as well as specified payments upon termination following a change in control. The agreement becomes effective only upon a defined change in control of the Corporation, or if Mr. Teske’s employment is terminated upon or in anticipation of such a change in control and automatically supersedes any existing employment agreement. Under the agreement, if during the employment term (three years from the change in control) Mr. Teske is terminated other than for cause or if he voluntarily terminates his employment for good reason or during a 30–day window period one year after a change in control, he is entitled to specified severance benefits, including a lump sum payment of three times the sum of his annual salary and bonus and a “gross–up” payment that will, in general, effectively reimburse him for any amounts paid under federal excise taxes.  The foregoing description of the form of change in control employment agreement between the Corporation and its executive officers does not purport to be complete and is qualified in its entirety by reference to the form of change in control employment agreement, which is attached as Exhibit 10.3 hereto, and is incorporated herein by reference.

A copy of the Corporation’s press release dated August 10, 2005, announcing the appointment of Todd J. Teske as Executive Vice President & Chief Operating Officer of the Corporation is attached to this Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(c)          Exhibits.  The following exhibits are being filed herewith:

10.1	Briggs & Stratton Corporation Premium Option and Stock Award Program
10.2	Form of Officer Employment Agreement
(Filed as Exhibit 10.0 to the Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 29, 1998 and incorporated by reference herein.)

10.3	Form of Change of Control Employment Agreements

(Filed as Exhibit 10.4 to the Corporation’s Annual Report on Form 10-K for fiscal year ended June 27, 1993 and incorporated by reference herein.)
99.1	Press Release dated August 10, 2005 announcing appointment of Chief Operating Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGGS & STRATTON CORPORATION
(Registrant)

Date: August 15, 2005	By:	/s/ James E. Brenn
James E. Brenn
Senior Vice President and Chief Financial Officer
Duly Authorized Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Briggs & Stratton Corporation Premium Option and Stock Award Program
10.2	Form of Officer Employment Agreement
(Filed as Exhibit 10.0 to the Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 29, 1998 and incorporated by reference herein.)

10.3	Form of Change of Control Employment Agreements
(Filed as Exhibit 10.4 to the Corporation’s Annual Report on Form 10-K for fiscal year ended June 27, 1993 and incorporated by reference herein.)
99.1	Press Release dated August 10, 2005 announcing appointment of Chief Operating Officer